                                                                   EXHIBIT 10.10

                       FIRST AMENDMENT TO CREDIT AGREEMENT


         This FIRST AMENDMENT TO CREDIT AGREEMENT is dated as of the 20th day of December, 2004, by and among LIBERTY PROPERTY LIMITED PARTNERSHIP, a Pennsylvania limited partnership (the "Borrower"), LIBERTY PROPERTY TRUST, a Maryland real estate investment trust (the "Company"), the Co-Borrowers named on the signature pages of the Credit Agreement (as defined below) and any entity that may become an additional Co-Borrower pursuant to Section 5.6 of the Credit Agreement (the "Co-Borrowers") and FLEET NATIONAL BANK, a national banking association, as administrative agent for the Lenders under the Credit Agreement (the "Agent"), the Lenders named on the signature pages of the Credit Agreement (the "Original Lenders") and KEYBANK NATIONAL ASSOCIATION ("New Lender" and, together with the Original Lenders and each other lender that may from time to time be a party to the Credit Agreement, the "Lenders").

         WHEREAS, the Borrower, the Company, the Co-Borrowers, the Original Lenders and the Agent executed and delivered that certain Credit Agreement dated as of January 16, 2003 (the "Credit Agreement"); and

         WHEREAS, the Borrower has requested, pursuant to Section 2.2(a) of the Credit Agreement, that the size of the Facility be increased by $100,000,000 so that the Total Commitment will be $400,000,000 and certain of the Original Lenders have responded to the Additional Commitment Request Notice given by the Agent pursuant to Section 2.2(a) of the Credit Agreement with their commitments to provide Additional Commitments and the Agent and the Arranger have made the following allocations among the Original Lenders:

            LENDER                                   ADDITIONAL COMMITMENT
---------------------------------------              ---------------------
Fleet National Bank                                     $12,000,000.00
JPMorgan Chase Bank, N.A.                               $10,000,000.00
Wells Fargo Bank, National Association                  $10,000,000.00
PNC Bank, National Association                          $ 5,000,000.00
SunTrust Bank                                           $ 5,000,000.00
M&T Bank                                                $10,000,000.00
Citizens Bank of Pennsylvania                           $20,000,000.00
TOTAL                                                   $72,000,000.00


         WHEREAS, New Lender has accepted the Agent's invitation to become a Lender and has agreed to provide an Additional Commitment of $28,000,000.00; and

         WHEREAS, Borrower has requested that the definition of Total Operating Cash Flow be amended and Lenders are willing to agree to the requested amendment.

         NOW, THEREFORE, the parties hereby agree that the Credit Agreement is amended as follows:

                                                                   EXHIBIT 10.10



         1. Amendment of Definition of Total Operating Cash Flow. The definition of Total Operating Cash Flow is hereby amended by adding the underlined language below at the end thereof:

                  Total Operating Cash Flow. With respect to any fiscal period of the Borrower the sum of (i) Funds From Operations minus (ii) the portion of Funds From Operations attributable to Unconsolidated Entities, plus (iii) cash actually distributed to Borrower during such fiscal period from the earnings of any Unconsolidated Entities and not subsequently reinvested by Borrower in such Unconsolidated Entity plus
         (iv) Interest Expense (excluding capitalized interest and any other portions of Interest Expense which are not deducted in the computation of Funds From Operations) plus (v) Preferred Distributions paid minus
         (vi) the Reserve Amount for all Real Estate Assets owned by the Borrower or any of the Related Companies, all as determined in accordance with the applicable definitions set forth herein except that Funds From Operations shall be adjusted to remove the effect of recognizing rental income on a straight-line basis over the applicable lease term and adjusted to exclude any non-cash items (both positive and negative) that are included in the computation of Net Income and that are not already addressed in the definition of Funds From Operations.


         2. Increase in Total Commitment. As provided in Section 2.2 of the Credit Agreement, effective upon the Commitment Increase Date (which date shall be set forth in a notice from the Agent to the Lenders and the Borrower) each of the Additional Commitments described in the recitals to this Amendment shall become effective and the Total Commitment shall be increased to $400,000,000. From and after the Commitment Increase Date each Lender's Commitment and Commitment Percentage shall be as set forth on revised Schedule 1.2 attached hereto. Each Lender (including New Lender) acknowledges that upon the Commitment Increase Date it will have an interest equal to its revised Commitment Percentage of the currently outstanding Letters of Credit listed on the revised
Schedule 1.4 attached hereto and that Borrower shall not be obligated to pay any additional Letter of Credit Fees to any Lender which is providing an Additional Commitment or to New Lender with respect thereto for the period through the current expiration date of each such Letter of Credit.

         3. Agreements of New Lender. New Lender hereby (i) agrees to be bound by the Credit Agreement (as affected by the Limited Waiver granted by the Lenders thereunder effective May 28, 2004 and as amended hereby) and by the Intercreditor Agreement; (ii) confirms that it has received copies of the most recent financial statements delivered pursuant to Sections 6.4 and 7.4 of the Credit Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to become a Lender under the Credit Agreement; (iii) agrees that it will, independently and without reliance upon any other Lender or the Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions and review and analysis of the value of any Properties in taking or not taking action under the Credit Agreement; (iv) confirms that it is an Eligible Assignee; (v) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers as are reasonably incidental thereto pursuant to the terms of the Credit Agreement and the other Loan Documents and the Intercreditor Agreement; (vi) agrees that it will perform all the obligations and

                                                                   EXHIBIT 10.10

agreements which by the terms of the Credit Agreement are required to be performed by it as a Lender in accordance with the terms of the Credit Agreement; and (vii) acknowledges that it shall be a Lender subject to the terms of the Intercreditor Agreement and agrees that it will perform all the obligations and agreements which by the terms of the Intercreditor Agreement are required to be performed by it as a Lender in accordance with the terms of the Intercreditor Agreement.

         4. Acknowledgements Regarding Intercreditor Agreement. The Lenders acknowledge the following: (i) all references to the "Revolving Facility" in the Intercreditor Agreement shall be deemed to refer to the Facility as increased pursuant to this Amendment (ii) all references to the "Revolving Facility Credit Agreement" in the Intercreditor Agreement shall be deemed to refer to the Agreement as amended by this Amendment and (iii) New Lender shall be a party to the Intercreditor Agreement and shall be deemed to be included within the terms "Lender" and "RF Lender" as defined in the Intercreditor Agreement.

         5. Updated Schedules. All of the Schedules to the Credit Agreement are hereby replaced with the revised Schedules attached hereto.

         6. Representations and Warranties. The Borrower represents and warrants that, to its knowledge and belief, no Default or Event of Default has occurred and is continuing on the date hereof.

         7. Miscellaneous. This Amendment shall be governed by, interpreted and construed in accordance with all of the same provisions applicable under the Credit Agreement including, without limitation, all definitions set forth in
Section 1.1, the rules of interpretation set forth in Section 1.2, the provisions relating to governing law set forth in Section 20, the provisions relating to counterparts in Section 22 and the provision relating to severability in Section 26.

         8. Determination of Commitment Increase Date. This First Amendment to Credit Agreement shall become effective, and the Commitment Increase Date shall occur when each of the following conditions shall have been satisfied:

         (a) This First Amendment to Credit Agreement shall have been duly executed and delivered by all of the parties hereto.

         (b) A First Amendment to the Multi-Currency Credit Agreement shall have been duly executed and delivered by all of the parties thereto.

         (c) Replacement Notes payable to each Lender that is providing an Additional Commitment and a new Note payable to New Lender in the amount of its Commitment shall have been duly executed and delivered by the Borrower and the Co-Borrowers.

         (d) A First Amendment to the Guaranty shall have been duly executed and delivered by the Company.

         (e) The Agent shall have received funds from each Lender that is providing an Additional Commitment and from New Lender in the amount described in Section 2.2(b).

                                                                   EXHIBIT 10.10

         (f) The Agent shall have received a Certificate of the Company to which there shall be attached complete copies of any amendments to the organizational documents delivered to the Agent pursuant to Section 10.2.

         (g) The Agent shall have received a Certificate of the Company to which there shall be attached true copies of the resolutions adopted by its Board of Directors authorizing the increase in the Total Commitment described herein, certified by its secretary or assistant secretary to be true and complete and in effect on the date of such Certificate.

         (h) The Agent shall have received favorable opinions addressed to the Lenders and the Agent substantially in the same form as the opinions from Borrower's counsel previously delivered to the Lenders and the Agent in connection with the Credit Agreement.

         (i) The Agent shall have received funds from the Borrower equal to the upfront fees that it has agreed to pay with respect to the Additional Commitments and all expenses due pursuant to Section 15.

In the event that the effective date has not occurred on or before January 16, 2005 then this instrument shall be void and the Credit Agreement shall remain in effect as though this instrument had never been executed.

                            [SIGNATURE PAGES FOLLOW]

                                                                   EXHIBIT 10.10





                  IN WITNESS WHEREOF, the undersigned have duly executed this First Amendment to Credit Agreement as a sealed instrument as of the date first set forth above.

WITNESS:                                    LIBERTY PROPERTY TRUST


/s/ JAMES J. BOWES                          By:  /s/ GEORGE J. ALBURGER, JR.
------------------------------------           --------------------------------
                                               George J. Alburger, Jr.
                                               Its Executive Vice President and
                                               Chief Financial Officer


                                            LIBERTY PROPERTY LIMITED
                                             PARTNERSHIP

                                            By: LIBERTY PROPERTY TRUST,
                                                its general partner


/s/ JAMES J. BOWES                          By:   /s/ GEORGE J. ALBURGER, JR.
------------------------------------           --------------------------------
                                                  George J. Alburger, Jr.
                                                  Its Executive Vice President
                                                  and Chief Financial Officer


                                            FLEET NATIONAL BANK
                                                 as Agent


/s/ ROBERT P. MacGREGOR                     By:  /s/ MICHAEL W. EDWARDS
------------------------------------           --------------------------------
                                               Its Senior Vice President

CO-BORROWERS:

LIBERTY PROPERTY DEVELOPMENT CORP.          LIBERTY PROPERTY DEVELOPMENT
                                            CORP. II

By:  /s/ GEORGE J. ALBURGER, JR.            By:  /s/ GEORGE J. ALBURGER, JR.
   ---------------------------------           --------------------------------
   George J. Alburger, Jr.,                    George J. Alburger, Jr.,
   Its Executive Vice President                Its Executive Vice President

                                                                   EXHIBIT 10.10



LIBERTY 2001 CORP.                          LIBERTY PROPERTY PHILADELPHIA
                                            LIMITED PARTNERSHIP
By:   /s/ GEORGE J. ALBURGER, JR.           By: LIBERTY PROPERTY PHILADELPHIA
   ---------------------------------        CORPORATION, its general partner
     George J. Alburger, Jr.,
     Its Executive Vice President           By:   /s/ GEORGE J. ALBURGER, JR.
                                               --------------------------------
                                               George J. Alburger, Jr.,
                                               Its Executive Vice President and
                                               Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA               LIBERTY PROPERTY PHILADELPHIA
LIMITED PARTNERSHIP II                      LIMITED PARTNERSHIP III
By: LIBERTY PROPERTY PHILADELPHIA           By: LIBERTY PROPERTY PHILADELPHIA
TRUST, its general partner                  TRUST, its general partner


By:   /s/ GEORGE J. ALBURGER, JR.           By:   /s/ GEORGE J. ALBURGER, JR.
   ---------------------------------           ---------------------------------
   George J. Alburger, Jr.,                    George J. Alburger, Jr.,
   Its Executive Vice President and            Its Executive Vice President and
   Chief Financial Officer                     Chief Financial Officer

LIBERTY PROPERTY PHILADELPHIA
LIMITED PARTNERSHIP IV EAST                 LIBERTY PROPERTY PHILADELPHIA
By: LIBERTY PROPERTY PHILADELPHIA           LIMITED PARTNERSHIP IV WEST
CORPORATION IV EAST, its general            By: LIBERTY PROPERTY PHILADELPHIA
partner                                     CORPORATION IV WEST, its general
                                            partner

By:   /s/ GEORGE J. ALBURGER, JR.
   ---------------------------------        By:   /s/ GEORGE J. ALBURGER, JR.
   George J. Alburger, Jr.,                    ---------------------------------
   Its Executive Vice President and            George J. Alburger, Jr.,
   Chief Financial Officer                     Its Executive Vice President and
                                               Chief Financial Officer

LIBERTY PROPERTY SCOTTSDALE LIMITED
PARTNERSHIP                                 LAND HOLDINGS REALTY LLC
By: LIBERTY SPECIAL PURPOSE TRUST,          By: LIBERTY PROPERTY LIMITED
its general partner                         PARTNERSHIP, its sole member
                                            By: LIBERTY PROPERTY TRUST, its
                                            general partner
By:   /s/ GEORGE J. ALBURGER, JR.
   ---------------------------------
   George J. Alburger, Jr.,                 By:   /s/ GEORGE J. ALBURGER, JR.
   Its Executive Vice President and            ---------------------------------
   Chief Financial Officer                     George J. Alburger, Jr.,
                                               Its Executive Vice President and
                                               Chief Financial Officer

                                                                   EXHIBIT 10.10


RIVERS BUSINESS COMMONS ASSOCIATES          LP MALVERN LIMITED PARTNERSHIP
LIMITED PARTNERSHIP                         By: LP MALVERN LLC, its general
By: LIBERTY PROPERTY LIMITED                partner
PARTNERSHIP, its general partner            By: LIBERTY PROPERTY PHILADELPHIA
By: LIBERTY PROPERTY TRUST, its             LIMITED PARTNERSHIP, its sole Member
general partner                             By: LIBERTY PROPERTY PHILADELPHIA
                                            CORPORATION, its general partner

By:   /s/ GEORGE J. ALBURGER, JR.
   ---------------------------------        By:   /s/ GEORGE J. ALBURGER, JR.
   George J. Alburger, Jr.,                    ---------------------------------
   Its Executive Vice President and            George J. Alburger, Jr.,
   Chief Financial Officer                     Its Executive Vice President and
                                               Chief Financial Officer

                                                                   EXHIBIT 10.10



                                            FLEET NATIONAL BANK


                                            By:  /s/  MICHAEL W. EDWARDS
                                               ---------------------------------

                                               Its Senior Vice President

                                                                   EXHIBIT 10.10



                                            WACHOVIA BANK, NATIONAL ASSOCIATION


                                            By:   /s/ DAVID BLACKMAN
                                               ---------------------------------

                                               Its Director

                                                                   EXHIBIT 10.10



                                            JPMORGAN CHASE BANK, N.A.
                                            (successor by merger to BANK ONE,
                                            N.A.)


                                            By:  /s/ MARC E. CONSTANTINO
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10



                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION


                                            By:  /s/ CHARLES J. COOKE
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10




                                            PNC BANK, NATIONAL ASSOCIATION


                                            By:  /s/ SHARI L. REAMS
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10




                                            SUNTRUST BANK


                                            By:  /s/ BLAKE K. THOMPSON
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10


                                            SOUTHTRUST BANK


                                            By:  /s/ DAVID BLACKMAN
                                               ---------------------------------

                                               Its Director

                                                                   EXHIBIT 10.10




                                            CHEVY CHASE BANK, FSB


                                            By:  /s/ ERIC LAWRENCE
                                               ---------------------------------

                                               Its Group Vice President

                                                                   EXHIBIT 10.10




                                            CITIZENS BANK OF PENNSYLVANIA


                                            By:  /s/ KELLIE ANDERSON
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10



                                            COMERICA BANK


                                            By:  /s/ JAMES GRAYCHECK
                                               ---------------------------------

                                               Its Assistant Vice President

                                                                   EXHIBIT 10.10





                                            M & T BANK
                                            (F/K/A ALLFIRST BANK)


                                            By:   /s/ DANIEL A. SHIELDS
                                               ---------------------------------

                                               Its Vice President

                                                                   EXHIBIT 10.10



                                            KEYBANK NATIONAL ASSOCIATION


                                            By:  /s/ JANE E. McGRATH
                                               ---------------------------------

                                               Its Vice President